VOYA INVESTORS TRUST

VY® BlackRock Inflation Protected Bond Portfolio

(“Portfolio”)

Supplement dated March 15, 2017

to the Portfolio’s Adviser Class, Institutional Class, and Service Class Prospectus,

Class R6 Prospectus, and related Summary Prospectuses

each dated May 1, 2016

(each a “Prospectus” and collectively the “Prospectuses”)

Effective March 9, 2017, Gargi Chaudhuri was removed as portfolio manager for the Portfolio and Chris Allen was added as a portfolio manager for the Portfolio. In addition, BlackRock International Limited was appointed as a sub-sub-adviser of the Portfolio. The Portfolio’s Prospectuses are hereby revised as follows:

1.	All references to Gargi Chaudhuri as a portfolio manager for the Portfolio are hereby deleted in their entirety.

2.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the Portfolio’s Prospectuses, is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
Chris Allen	Martin Hegarty
Portfolio Manager (since 03/17)	Portfolio Manager (since 08/10)

3.	The following paragraph is inserted after the first paragraph of the sub-section entitled “Management of the Portfolios – The Sub-Advisers and Portfolio Managers – VY® BlackRock Inflation Protect Bond Portfolio – BlackRock Financial Management, Inc.:”

BlackRock Financial Management has entered into a sub-advisory agreement whereby BlackRock Financial Management may delegate certain of its investment advisory services to BlackRock International Limited, an affiliated investment adviser located in the United Kingdom.

4.	The following paragraph is inserted after the third paragraph of the sub-section entitled “Management of the Portfolios – The Sub-Advisers and Portfolio Managers – VY® BlackRock Inflation Protected Bond Portfolio”:

Chris Allen has been a Managing Director with BlackRock Financial Management since 2017. Mr. Allen was a Director with BlackRock Financial Management from 2012 to 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA INVESTORS TRUST

VY® BlackRock Inflation Protected Bond Portfolio

(“Portfolio”)

Supplement dated March 15, 2017

to the Portfolio’s Adviser Class, Institutional Class, R6 Class, and Service Class

Statement of Additional Information (“SAI”)

dated May 1, 2016

Effective March 09, 2017, Gargi Chaudhuri was removed as portfolio manager for the Portfolio and Chris Allen was added as a portfolio manager for the Portfolio. The Portfolio’s SAI is hereby revised as follows:

1.	All references to Gargi Chaudhuri as a portfolio manager for the Portfolio are hereby deleted in their entirety.

2.	The tables in the sub-sections entitled “Other Accounts Managed” and “Ownership of Securities” under the section entitled “Portfolio Management – VY® BlackRock Inflation Protected Bond Portfolio” in the Portfolio’s SAI are hereby amended to include the following:

Other Accounts Managed

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Chris Allen*	9	$4,710,000,000	17	$13,880,000,000	40**	$19,860,000,000

*    Information as of January 31, 2017.

**    Six of these accounts with total assets of $162,800,000 have performance-based advisory fees.

Ownership of Securities

Portfolio Manager	Dollar Range of Fund Shares Owned
Chris Allen*	None

*    Information as of January 31, 2017.

3.	The following is added to the sub-section entitled “SUB-ADVISER – VY® BlackRock Inflation Protected Bond Portfolio – Compensation – Deferred Compensation Program”:

Mr. Hegarty is eligible for this program.

4.	The paragraph under the subsection of the SAI entitled “SUB-ADVISER – VY® BlackRock Inflation Protected Bond Portfolio – Compensation – Incentive Savings Plans” is hereby deleted and replaced with the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Mr. Hegarty is eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Allen is eligible to participate in these plans.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE